Exhibit 10.10

RIGHT OF FIRST REFUSAL AGREEMENT

(Mount Attitash)

THIS RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement"), dated as of December, 1, 2014 ("Effective Date"), is made and entered into among L.B.O. HOLDING, INC., a Maine corporation (hereinafter referred to as "LBO"), and EPT SKI PROPERTIES, INC., a Delaware corporation (hereinafter referred to as "EPR").  LBO and EPR are sometimes collectively referred to herein as the "Parties" and each of the Parties is sometimes singularly referred to herein as a "Party".

A. LBO is the owner of certain real property and ski resort facilities and improvements located thereon in Carroll County, New Hampshire, as legally described on Exhibit A attached hereto and incorporated herein by this reference (the "Property").

B. LBO may desire to sell, transfer, convey or otherwise dispose of (which may include a sale / leaseback) ("Transfer") any or all of the Property during a period of seven (7) years from and including the date hereof (the "ROFR Period").

C. LBO desires to grant to EPR a right of first refusal relating to the Transfer of the Property, exercisable under the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the payment of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, LBO and EPR hereby agree as follows:

Right of First Refusal.

(a) Grant of Right of First Refusal.  Subject to the terms and conditions set forth in this Agreement, LBO hereby grants to EPR a right of first refusal ("First Refusal Right") relating to the Transfer of all or any of the Property.  If, at any time during the ROFR Period, LBO desires to Transfer the Property pursuant to a bona fide offer (the "Bona Fide Offer") from a third party (the "Proposed Transferee"), LBO shall first deliver to EPR a written offer (the "LBO Offer"), which LBO Offer shall offer to Transfer the Property to EPR on terms and conditions, including price, timing and lease terms (if applicable), not less favorable to EPR than the terms and conditions which LBO proposed to Transfer the Property to the Proposed Transferee.  The LBO Offer shall disclose the identity of the Proposed Transferee, the person or persons, if any, that control such Proposed Transferee, to the extent known by LBO, the terms and conditions, including price, timing and lease terms (if applicable), of the proposed Transfer, any proposed form purchase agreement or lease and any other material facts relating to the proposed transaction.  Each LBO Offer is an irrevocable commitment by LBO to sell the Property on the terms and conditions set forth therein.

(b) Confirmation of Bona Fide Offer.  EPR shall be permitted to confirm that the Bona Fide Offer is firm and subject only to conditions that could reasonably be expected to be satisfied, by (i) review of the documents involved in such Bona Fide Offer and (ii) requiring that the LBO cause the Proposed Transferee to submit evidence reasonably satisfactory to EPR of financing for such purchase, but only to the extent that the Bona Fide Offer has a financing contingency.  If review of such documents and of such evidence of financing by EPR would violate a confidentiality obligation of LBO to the Proposed Transferee, or of the Proposed Transferee to any third party, LBO shall designate a recognized accounting or investment banking firm or similar third party reasonably satisfactory to EPR, who shall at EPR's expense (i) certify that the terms set forth in the written documents are as described in the Offer or are no more favorable to the Proposed Transferee than the terms described in the Offer, and (ii) certify that financing has been obtained, subject to no condition which, in such third party's reasonable judgment, is likely to be unsatisfied, or based on the evidence provided, such third party expects that financing for the sale to the Proposed Transferee will be obtained.

(c) Acceptance of LBO Offer.

(i)  If EPR elects to purchase the Property on the terms set forth in the LBO Offer, EPR shall deliver in writing its election to purchase the Property to LBO within thirty (30) days following the date the LBO Offer was received by EPR (the "Acceptance Date"), but not less than five days prior to the expiration date of the Bona Fide Offer, provided such election in any circumstance will not be due prior to the expiration of 10 business days following the date the LBO's Offer was received by EPR.  Such communication shall, when taken in conjunction with the LBO Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the Transfer of the Property.  Such agreement may be evidenced by, but, unless otherwise agreed, shall not be subject to, execution of a purchase agreement or lease, as applicable.

If EPR does not elect to purchase the Property by the Acceptance Date, LBO (i) shall be under no obligation to Transfer any portion of the Property to any person, unless LBO so elects, and (ii) may, within a period of six (6) months from and after the date the LBO Offer was received by EPR, Transfer the Property to any person, including the Proposed Transferee, at a price at least equal to that offered to EPR in the LBO Offer and on the terms and conditions substantially consistent to those included in the LBO Offer and LBO shall be under no obligation to submit a LBO Offer to Transfer the Property to EPR in connection therewith.  The First Refusal Right granted to EPR under the terms and conditions of this Agreement shall revive in the event that LBO fails to Transfer the Property within the six (6) month period specified above.

Due Diligence.  During the periods following the date the Notice of Transfer was received by EPR and prior to the Offer Date, following the date the LBO Offer was received by EPR and prior to the Acceptance Date and following any agreement to Transfer the Property, LBO shall provide EPR access to the Property, its books and records related thereto and its officers and employees with knowledge thereof during reasonable hours for purposes of conducting a due diligence investigation of the Property and its proposed operations.

Closing.  The closing of any Transfer of the Property pursuant to this Agreement shall be determined by the Parties (which, unless otherwise agreed, shall be within sixty (60) days of the acceptance of any offer hereunder).

No Broker.  EPR represents that it has dealt with no broker in connection with the First Refusal Right granted hereby, and agrees to indemnify and hold LBO harmless from the claims of any broker in connection with the transactions contemplated hereby.

Notices.  All notices, requests and other communications under this Agreement shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return-receipt requested, (c) delivered by a recognized delivery service or (d) sent by facsimile transmission and addressed as follows:

3

If intended for EPR:EPT Ski Properties, Inc.

c/o EPR Properties

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Phone:  (816) 472-1700

Facsimile: (816) 472-5794

Attention: Assistant General Counsel

With a copy to:Stinson Leonard Street LLP

1201 Walnut, Suite 2900

Kansas City, Missouri 64105

Phone: (816) 691-3179

E-Mail: timothy.laycock@stinsonleonard.com

Attention:  Tim Laycock

If intended for LBO:L.B.O. Holding, Inc.

c/o Peak Resorts, Inc.

17409 Hidden Valley Drive

Wildwood, Missouri 63025

With a copy to:Sandberg Phoenix & Von Gontard P.C.

600 Washington Avenue-15th Floor

St. Louis, Missouri 63101

Phone: (314) 425-4916

Facsimile: (314) 725-5754

E-mail: djones@sandbergphoenix.com

Attention:  David L. Jones

or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided.  A notice, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return-receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 P.M. on any Business Day at the addressee's location, such notice or communication shall be deemed to duly received by the recipient at 9:00 A.M. on the first Business Day thereafter.

Waiver of Conditions.  Any Party may at any time or times, at its election, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such Party.  No waiver by a Party of any breach of this Agreement by the other Party shall be deemed to be a waiver of any other breach by such Party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement by such other Party, whether or not the first Party knows of such breach at the time it accepts such payment or performance.  No failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first Party while the other Party continues to be so in default.

Covenant Not to Sell; Short Form Memorandum. Upon request, the parties shall execute a short- 4 form memorandum of this Agreement for recording purposes.  LBO agrees for a period of one (1) year following the Effective Date, not to sell, transfer, convey or enter into any sales contract, option to purchase, or similar agreement with respect to any of the Property.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.  The Parties agree that jurisdiction and venue for any litigation arising out of this Agreement shall be in the Courts of Jackson County, Missouri or the U.S. District Court for the Western District of Missouri and, accordingly, consent thereto.

Attorneys' Fees.  If either Party obtains a judgment against the other Party by reason of a breach of this Agreement, a reasonable attorneys' fee as fixed by the court shall be included in such judgment.

Remedies Cumulative.  Except as herein expressly set forth, no remedy conferred upon a Party by this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law, in equity or by statute.

Specific Performance.  The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, and no adequate remedy at law would exist and damages would be difficult to determine, and that the Parties shall be entitled to specific performance hereof (without requirement to post bond), in addition to any and all other remedies at law or in equity.  The Parties agree that in connection with the enforcement of any agreement to Transfer the Property created hereunder, the terms to be enforced shall be in the following order of priority:  (i) those terms contained in any executed purchase agreement or lease; (ii) in the absence of (i), those contained in the communications that constituted the agreement between the parties.

Complete Agreement.  This Agreement constitutes the entire understanding between LBO and EPR with respect to the subject matter hereof and no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, have been made by LBO with respect to this Agreement except as expressly provided in this Agreement.  The Agreement may not be modified, amended or waived except by a written instrument executed by both LBO and EPR.  A waiver on one occasion shall not be construed to be a waiver with respect to any other occasion.

Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OTHER AGREEMENTS.

Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe of limit the scope or intent of this Agreement or any of the provisions hereof.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which counterparts, when executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, LBO and EPR have executed this Agreement as of the day and year first above written.

EPR:

EPT SKI PROPERTIES, INC.,

a Delaware corporation

By:

Name:

Title:

LBO:

L.B.O. HOLDING, INC., a Maine corporation

By:

Name:

Title:

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Certain tracts or parcels of land, with the buildings and improvements thereon, situated in Bartlett, County of Carroll, State of New Hampshire, more particularly bounded and described as follows:

The first three parcels of land are shown as Parcels One, Two and Three on a plan entitled “Plan of Land for Transfer from Attitash Investment Trust to Bartlett Recreation Development Corp.” by Robert T. Holloran, Registered Architect, and more particularly described:

Parcel One: Beginning at a point on the southerly side of Route 302 at the northerly side of the Maine Central Railroad right-of-way near Rogers Crossing, so-called, and thence running westerly and southwesterly along the southerly side of Route 302, a distance of 1850 feet to a point; thence turning and running southerly about 220 feet to the northwesterly side of said Maine Central Railroad right-of-way; thence turning and running northeasterly along said  right-of-way about 1910 feet to the point of beginning.

Parcel Two: Beginning at a point on the northwesterly side of a roadway conveyed to the Town of Bartlett, shown on said plans as “Road-Town of Bartlett 66’ Way”, opposite the northeasterly corner of the land shown on said plans as “Alpine Village B” and thence running northeasterly along the northwesterly sideline of said roadway approximately 800 feet to a point opposite the northwesterly corner of the land shown on said plan as “Alpine Village A”; thence turning and running northerly about 110 feet to a point on the southeasterly side of said Maine Central Railroad right-of-way; thence turning and running southwesterly along the southeasterly sideline of said right-of-way, approximately 800 feet to a point; thence turning and running southerly about 110 feet to the point of beginning.

Parcel Three: Beginning at a point on the southeasterly side of Route 302 at the southwesterly side of said roadway conveyed to the Town of Bartlett and thence running southwesterly along the southeasterly sideline of said Route 302, a distance of 334 feet to a point; thence turning and running southeasterly about 220 feet to the northwesterly sideline of said Railroad right-of-way; thence turning and running northeasterly along the northwesterly side of said right-of-way, a distance of 334 feet to the said roadway; thence turning and running northwesterly along the southwesterly sideline of said roadway about 220 feet to the point of beginning.

Parcel Four-A: Beginning at a point on the boundary line between the premises hereby conveyed and the White Mountain National Forest, marked by a moosewood post in a mound of stones, scribed Angle W Corner 24, and thence running South 83 43’ East, bounded southerly by the White Mountain National Forest about 4600 feet to a maple post in a mound of stones, scribed CC 1911 WSR, CC 120 R, Corner 25; thence running northerly, bounded easterly by the White Mountain National Forest by various courses, the straight line distance being about 4158 feet, to a concrete post with a brass cap set in a mound of stones, scribed CA 355; thence continuing northerly, bounded easterly by land now or formerly of Garland, along Stony Brook about 900 feet; thence South 59 West, bounded northwesterly by land now or formerly of Seemann a distance of 1353 feet; thence running North 3 East, bounded easterly by said land now or formerly of Seemann, a distance of 957 feet to an iron stake at the southeasterly corner of Lot No. 8 as shown on a plan entitled “Subdivision Plan, Land of Attitash Investment Trust, Bartlett, New Hampshire” dated June 1, 1963, by said Robert T. Holloran, recorded with the Carroll County Registry of Deeds; thence running South 83 West, bounded northerly by Lots No. 8, No. 9, No. 10 and Nos. 27 through 32 inclusive, as shown on last-mentioned plan, a distance of 1386 feet to an iron stake; thence continuing South 83 West a distance of 200 feet to the southwesterly corner of the tract shown on said last-mentioned plan; thence running northerly bounded easterly by said tract (which is labeled “Alpine Village A” on said first-mentioned plan), a distance of 720 feet, more or less, to a point on the southerly side of a roadway to be conveyed to the Town of Bartlett shown on said plan as “Road-Town of Bartlett 66’ Way”; thence running southwesterly by the southeasterly sideline of said road, approximately 800 feet to a stone bound; thence running southerly, bounded westerly by said Alpine Village B as shown on said first-mentioned plan, a distance of 780 feet; thence running southwesterly, bounded northwesterly by said Alpine Village B to land now or formerly of Curry Associates and/or White Mountain National Forest; thence running South 4 West, bounded westerly by said land now or formerly of Curry Associates and/or White Mountain National Forest, about 4200 feet; thence running South 88 54’ East, bounded southerly by the White Mountain National Forest, about 1000 feet to the point of beginning.

The bearings recited in this description follow those of the abutting land of the White Mountain National Forest. The bearing of the Maine Central Railroad, according to railroad plans, is North 89 West, based upon a different North coordinate. The aforementioned roadway conveyed to the Town of Bartlett is parallel to the railroad; the westerly line of said Alpine Village A forms an angle of 71 with the sideline of said roadway; and the westerly line of said Alpine Village A and the easterly line of said Alpine Village B are parallel.

Parcel Four-B

A certain tract or parcel of land situated in Bartlett, County of Carroll, State of New Hampshire, shown on plan entitled “Plan of Land in Bartlett, N.H. A Portion of Property of Attitash Investment Trust, Subdivision Plan, Area B”, surveyed by Thaddeus Thorne and recorded in the Carroll County Registry of Deeds in Plan Book 7, Page 61, which tract of land is more particularly bounded and described as follows:

Beginning at the northeast corner of the within described premises at land of Attitash Development Corporation; thence South 18 30’ West a distance of 965.5 feet, more or less, to the southeast corner of the within premises; thence turning and running North 89 West a distance of 1,689.5 feet, more or less, to a stone bound at land now or formerly of Curry Associates; thence turning and running North 18 30’ East a distance of 157 feet, more or less, by land of Curry Associates; thence turning and running North 89 West a distance of 35 feet, more or less, to land of Curry Associates; thence turning and running North 18 30’ East a distance of 695 feet, more or less, by land of Curry Associates; thence turning and running South 89 East a distance of 35 feet, more or less, by land of Curry Associates; thence turning and running North 18 30’ East a distance of 116.5 feet to land of the Maine Central Railroad Company; thence turning and running South 89 East by land of the Maine Central Railroad Company a distance of 1,689.5 feet, more or less, to the point of beginning.

Meaning and intending to convey all of Area B as shown on said plan.

Parcel Five: Beginning at a point at land now or formerly of Clinton R. Garland, Sr. and Attitash Development Corporation, said point being the northwest corner of the tract herein conveyed; thence running South 3 West, a distance of 957 feet along other land of Attitash Development Corporation to a point; thence turning and running North 58 East a distance of 1353 feet along other land of said Attitash Development Corporation to a point on the westerly bank of Stony Brook; thence turning and running northerly along the westerly bank of Stony Brook a distance of 400 feet, more or less, to a point; thence turning and running South 83 West a distance of 1155 feet along land of said Garland to the point of beginning. Together with a right-of-way from this tract to the main highway, Route 302, twenty-five (25) feet in width, bordered on the East by the westerly bank of Stony Brook.

Parcel Six: Beginning on the south side of Route 302 at land now or formerly of Raymond Cannell and running southerly on land of said Cannell to land of the United States Government; thence running easterly on land of said Government to land formerly of Walter Chandler; thence running northerly on land formerly of Walter Chandler to the main highway; thence running westerly on said highway to the bound begun at.

EXCEPTING and RESERVING about two (2) acres previously deeded to Roland F. Gouin.

Parcel Seven: Beginning at the southwest corner of the conveyed tract of land at land now or formerly of S. F. Rogers; thence running easterly on land of said Rogers to land owned, now or formerly, by C. H., W. S. and B. F. George; thence running northerly on land of said George to an elm tree, spotted and marked; thence running westerly on land of said George to the east line of the Lloyd L. Hall farm owned, now or formerly, by S. F. Rogers; thence turning southerly on said Rogers land to bound begun at.

Parcel Eight: Beginning at a pine tree spotted and marked, the corner of the lot of land owned, now or formerly, by C. H., W. S., and B. F. George; thence running southerly on land now or formerly of S. F. Rogers to land owned by the United States Government; thence running easterly on the Government land to land owned now or formerly by C. H., W. S. and B. F. George; thence running northerly on land of said George to a bound; thence running northerly on land of said George to a bound; thence running westerly on land of said George to the first-mentioned bound.

Parcel Nine: Beginning on the south side of Route 302; thence running southerly on the line of land formerly known as the White Farm to land formerly owned by Cannell; thence westerly on land formerly of said Cannell to land owned formerly by S. F. Rogers; thence running northerly on land formerly of said Rogers and said Cannell to the highway, thence running easterly on said highway to bound begun at.

Parcel Ten: Bounded on the East by land formerly of Frank Cannell; bounded on the South by land of the United States Government; bounded on the West by land now or formerly of Clifton R. and Fred L. Garland; bounded on the North by the State Road, known as Route 302.

EXCEPTING from Parcel Ten, the following:

(1)Lots No. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18 as depicted on plan entitled “Plan of Land in Bartlett, New Hampshire, Property of Attitash Development Corp., Phase 1 of Subdivision,” dated December 1973, and recorded in Plan Book 26, Page 39 of the Carroll County Records; these same lots having been previously conveyed of record by said Attitash Development Corporation to individual purchasers.

(2)Conveyance to Cathedral Trail Associates of Condominium Site B.; dated May 3, 1976 and recorded at Book 627, Page 400.

(3)Conveyance to Cathedral Trail Development Corporation dated May 26, 1977, and recorded at Book 668, Page 424.

(4)Conveyance to Locke Attitash Corporation dated November 1, 1972, and recorded at Book 526, Page 486.

(5)Conveyance to Bartlett Valley Realty Trust dated March 10, 1978, and recorded at Book 705, Page 101.

Parcel Eleven-Tract A: Beginning at a point of intersection 227 feet 8 inches distant from the Smith Estate on the south bank of the Saco River; said point also being the northwest corner of land now or formerly of Shirley Murphy; thence southerly along the west sideline of land of said Murphy a distance of 970 feet to an iron stake at the southwest corner of land of said Murphy; thence at an approximate right angle in a westerly direction a distance of 227 feet and 8 inches, more or less, to an iron stake; thence at an approximate right angle in a northerly direction and parallel to the west sideline of the Smith Estate a distance of 970 feet, more or less, to the point of beginning.

Parcel Eleven-Tract B: A certain tract or parcel of land situate in the Town of Bartlett, County of Carroll, State of New Hampshire, bounded and described as follows:

Beginning at the Northwest corner of the within described premises at the bank of the Saco River, which is also the Northeast corner of land now of Richard Garland; thence along said Saco River in an Easterly Direction to the Northwest corner of land of Grantee, formerly of Donald Rogers; thence in a Southerly direction along the Westerly line of land of the Grantee and parallel to the west line of the land of Richard Garland a distance of nine hundred seventy feet (970’), more or less, to an iron stake, said point also being the Southwest corner of land of the Grantee; thence at an approximate right angle in a Westerly direction a distance of two hundred twenty-seven feet and eight inches (227’8”), more or less, to an iron stake on the Westerly side of land now of Richard Garland; thence at an approximate right angle in a Northerly direction a distance of nine hundred seventy feet (970’), more or less, to the Saco River and the point of beginning.

EXCEPTING from Parcel Eleven-Tracts A and B the premises conveyed by instrument recorded in Book 1578, Page 26.

Parcel Eleven-Tract C: A certain tract or parcel of land situated in the Town of Bartlett, County of Carroll and State of New Hampshire, northerly of and non-adjacent to Route 302, the same being designated as Tract C on plan entitled “Properties of Attitash Lift Corp. & Attitash Mountain Service Company (AMSCO), Proposed Boundary Line Adjustments, Bartlett, New Hampshire” by Thaddeus Thorne-Surveys, Inc. and recorded at Plan Book 148, Page 18, of the Carroll County Registry of Deeds, bounded and described in accordance with said plan as follows:

Commencing at an iron pipe which marks the southwesterly corner of the within described premises and thence running North 17 36’ 00” East along other land of the Grantee a distance of 934.62 feet to a point at or near the bank of the Saco River and thence continuing a few feet to the Saco River;

Thence turning and running easterly along said Saco River as the same trends to a point opposite an iron pipe at or near the bank of said Saco River (reference line course and distance along said Saco River being South 53 29’ 48” East, 231.85 feet);

Thence turning and running South 17 36’ 00” West a few feet to last mentioned iron pipe and thence continuing said course along land of River Run Motel Condominium I a distance of 794.86 feet to an iron pipe;

Thence turning and running North 88 49’ 20” West along other land of the Grantor a distance of 228.67 feet to an iron pipe being the point and place of beginning.

Also conveying with the land described as Parcels Eleven, Tracts A, B and C the right to use a twenty (20) foot right-of-way in common with the grantor and its successors and assigns, located immediately to the south of and along the southern boundary of the parcel herein conveyed.

Parcel Twelve: Bounded on the East by a sixty-six (66) foot right-of-way adjacent to land of Boren and land of Mt. Attitash Lift Corporation; on the North by Route 302, land of Edward Garland, a tract reserved to Lyman and Bertha Garland, measuring three hundred (300) feet in depth from Route 302, and land of Cook; on the West by land of Cook, land of Lucille Garland and land of Mt. Attitash Lift Corporation; on the South by land of the United States Government.

Parcel Thirteen: All of the land and any buildings or improvements thereon formerly owned by Harry Rogers and situated in the Town of Bartlett, as conveyed by deed of Forrester A. Clark to Mount Attitash Lift Corporation, by deed dated November 4, 1977, recorded at Book 683, Page 15, of the Carroll County Registry of Deeds, excluding, however, the following tracts with the buildings thereon:

Tract a: Beginning at a point on the northerly side of the Maine Central Railroad, said bound of beginning being located 132.3 feet from the southeast corner of the dwelling of Harry Rogers; thence North 7 18’ East along land of Attitash a distance of 378.3 feet to a point on the top of a banking; thence North 85 35’ West 248.7 feet along other land of Attitash to  a point on the top of said banking; thence North 62 16’ West a distance of 211 feet along other land of Attitash to a point on the top of said banking; thence South 12 02’ West along other land of Attitash to a point on the northerly side of the State Highway (Route 302); thence easterly along the northerly side of said highway; thence along the northerly side of said Maine Central Railroad to the bound of beginning.

Tract b: Beginning at an iron pin in the northerly side of the State Highway (Route 302), said bound being the southeast corner of land now or formerly of Meade and the southwest corner of land of Attitash on the northerly side of said highway; thence easterly along the northerly side of said highway a distance of 135 feet to a point thence North 17 East along other land of Attitash a distance of 398 feet to a point at the top of a banking; thence continuing on the same course to the southerly side of the Saco River; thence westerly along the southerly side of said River as it runs, a distance of 135 feet, more or less, to land now or formerly of Meade; thence South 17 West along land now or formerly of Meade to the bound of beginning.

Meaning and intending to describe a parcel of land 135 feet in width running from Route 302 to the Saco River at the westerly extreme of land of Attitash on the northerly side of said highway.

EXCEPTING from Parcels Twelve and Thirteen a small tract of land conveyed by Forrester A. Clark to the Bartlett Cemetery Association by deed dated October 16, 1975 and recorded in said Registry of Deeds in Book 608, Page 412; and a parcel conveyed to Stony Brook Associates, Inc. by Mt. Attitash Lift Corporation by deed dated October 19, 1984 and recorded in the Carroll County Registry of Deeds, Book 969, Page 79, which is more particularly described as follows:

Beginning at an iron pipe corner as shown on a plan entitled “Two Lot Subdivision Property of Mt. Attitash Lift Corporation, Bartlett, New Hampshire” as surveyed by Thaddeus Thorne-Surveys, Inc., Center Conway, NH, December 8, 1977 revised to May 23, 1984; said iron pipe being situate on the easterly bank of Stony Brook, so-called, and being the southwest corner of land now or formerly of Cook;

Thence, running on a bearing of North 79 52’ 40” East, a distance of 253.10 feet along the southerly line of said Cook, to an iron pipe; said iron pipe being the southeast corner of said Cook;

Thence turning to the left and running on a bearing of North 01 44’ 50” West, a distance of 100.10 feet along the easterly line of said Cook, to an iron pipe;

Thence continuing along the easterly line of said Cook on a bearing of North 00 55’ 40” East, a distance of 120.40 feet to an iron pipe; said iron pipe being the southwest corner of land now or formerly of Sheaff;

Thence turning to the right and running on a bearing of North 81 27’ 20” East, a distance of 431.60 feet along the southerly line of said Sheaff then along the southerly line of land now or formerly of Garland, to an iron pipe; said iron pipe being the southeast corner of said Garland;

Thence, turning to the left and running on a bearing of North 01 06’ 20” East, a distance of 143.10 feet along the easterly line of said Garland, to a stone bound; said stone bound being the southwest corner of land now or formerly of Kelley;

Thence, turning to the right and running on a bearing of North 80 27’ 30” East, a distance of 136.00 feet along the southerly line of said Kelley, to a stone bound; said stone bound being the southeast corner of said Kelley;

Thence, turning to the right and running on a bearing of South 00 59’ 20” West, a distance of 45.00 feet, to a point;

Thence, turning to the left and running a bearing of South 42 00’ 00” East, a distance of 250.00 feet, to a point;

Thence, turning to the right and running on a bearing of South 48 15’ 00” West, a distance of 125.00 feet, to a point;

Thence, turning to the right and running on a bearing of South 63 00’ 00” West, a distance of 200.00 feet, to a point;

Thence, turning to the left and running on a bearing of South 18 10’ 00” West, a distance of 230.00 feet, to a point;

Thence, turning to the left and running on a bearing of South 07 35’ 00” West, a distance of 430.00 feet, to a point;

Thence, turning to the right and running on a bearing of South 22 45’ 00” West, a distance of 275.00 feet, to a point;

Thence, turning to the left and running on a bearing of South 36 20’ 00” East, a distance of 1,230 feet, more or less, to a point; said point being situate on the northerly line of the White Mountain National Forest;

Thence, turning to the right and running on a bearing of North 88 44’ 40” West, a distance of 640 feet, more or less along the northerly line of the White Mountain National Forest, to a point; said point being situate on the easterly bank of the aforementioned Stony Brook:

Thence, turning to the right and running downstream in a general northerly direction a distance of 2,140 feet, more or less, to the bound of beginning.

Parcel Fourteen: Beginning at an iron pin, to be set, on the Northerly side of Route 302; thence North 9 39’ West, Sixty-three and Seven tenths (63.7) feet to the land of the Maine Central Railroad at an iron pin, to be set; thence South 88 30’ East, along the course of the Maine Central Railroad, Nine Hundred Five (905) feet to an iron pin at the Northwest corner of land now or formerly of Russo; thence South 21 50’ West, along said Russo land, One Hundred Ninety and Five Tenths (190.5) feet to an iron pin; thence North 80 21’ West along the Northerly side of Route 302, Eight Hundred Fifty-Four (854) feet to the point of beginning.

Parcel Fifteen: Being on the northerly side of Route 302 bounded as follows: Beginning on the northerly side of said highway at the southeasterly corner of land now or formerly of GBP Realty Corp.; thence running northerly by said GBP land a distance of 440 feet, more or less, to land of the Maine Central Railroad; thence turning and running N 74 37’ 00” East by said Railroad land a distant of 2270 feet, more or less, to land now or formerly of one Larson; thence turning and running southerly by said Larson land a distance of 460 feet, more or less, to a thread of a small brook or stream; thence turning and running southeasterly by said thread of said brook or stream a distance of 405 feet, more or less, to said Route 302; thence turning and running westerly by said Route 302 a distance of 2340 feet, more or less, to the point of beginning.

Parcel Sixteen: Situate off the northerly side of Route 302 in said Bartlett between the Maine Central Railroad property on the south and the Saco River on the north, bounded and described as follows: Beginning on the northerly side of said Maine Central Railroad right-of-way, so-called, at land now or formerly of one Bagley; thence running S 74 37’ 00” West by said Railroad property a distance of 4000 feet, more or less, to land now or formerly of River Run Co.; thence turning and running N 01 11’ 20” East a distance of 1320 feet, more or less, by land of said River Run Co. to the thread of the Saco River; thence turning and running easterly by the thread of said Saco River a distance of 4000 feet, more or less, to land of said Bagley; thence turning and running southerly by said Bagley land a distance of 1200 feet, more or less, to the point of beginning.

Parcel Seventeen: Situate off the southerly side of Route 302 in said Bartlett, the same being in the Cow Hill area, so-called, shown on a plan entitled “Property of Attitash Enterprises, Book 395, Page 425, Bartlett, N.H.” as drawn by Thaddeus Thorne-Surveys, Inc., Center Conway, N.H., bounded and described as follows:

Beginning at a point situate on the southerly side of Cow-Hill Road, so-called, said point being the northeast corner of Lot 3 of Attitash Enterprises 1984 subdivision;

Thence running along the southerly sideline of said Cow Hill Road in a generally easterly direction a distance of 200 feet, more or less, to a point, said point being the northwest corner of Lot 15 Attitash Enterprises Phase 1 Subdivision;

Thence turning to the right and running along the westerly sideline of said Lot 15 in a generally southerly direction a distance of 100 feet, more or less, to a point;

Thence continuing along the southerly line of said Lot 15 in a generally southeasterly direction a distance of 171.9 feet to a point;

Thence continuing along the easterly line of said Lot 15 in a generally northeasterly direction a distance of 166.4 feet to a point;

Thence continuing along the easterly line of said Lot 15 in a generally northeasterly direction a distance of 63 feet, more or less, to a point, said point being situate on the southerly line of an unnamed road and being the northeast corner of said Lot #15;

Thence continuing along the southerly sideline of said Road in a generally easterly direction a distance of 100 feet, more or less, to a point said point situate at the thread of a small stream;

Thence turning to the right and running upstream in a generally southerly direction a distance of 1200 feet, more or less, to a point, said point being situate on the westerly line of land now or formerly of Nuveen;

Thence continuing in a generally southerly direction along the westerly line of said Nuveen a distance of 500 feet, more or less, to a point, said point being the southwest corner of land of said Nuveen;

Thence turning to the left and running along the southerly line of said Nuveen in a generally easterly direction a distance of 30 feet, more or less, to a point, said point being situate at the thread of a small stream;

Thence turning to the right and running upstream in a generally southerly direction a distance of 550 feet, more or less to a point, said point being situate on the northerly line of the U.S. Forest Service;

Thence turning to the right and running on a bearing of N 88 44’ 40” W a distance of 1897 feet, more or less, along the northerly line of the U.S. Forest Service to a point, said point being the southeast corner of land now or formerly of Mt. Attitash Lift Corporation and the southwest corner of the parcel herein described;

Thence turning to the right and running on a bearing of N 01 34’ 50” E a distance of 1560 feet, more or less, first along land of said Mt. Attitash Lift Corporation and then along land now or formerly of Cathedral Trail Development Corporation to a point, said point being the southwest corner of other land of said Cathedral Trail Development Corporation and the northeast corner of the parcel herein described;

Thence turning to the right and running on a bearing of S 68 30’ E a distance of 500 feet, more or less, along the southerly line of said Cathedral Trail Development Corporation to a point, said point being the southeast corner of  Cathedral Trail Development Corporation, and the southwest corner of “Treetops Condominiums” so-called;

Thence turning to the left and running on a bearing of S 68 12’ E a distance of 450 feet, more or less, along the southerly line of said “Treetops” to a point, said point being the southeast corner of “Treetops” and the southwest corner of other land of Attitash Enterprises;

Thence turning to the left and running on a bearing of S 74 50’ E a distance of 400 feet, more or less, along the southerly line of said other land of Attitash Enterprises to a point, said point being the southeast corner of other land of Attitash Enterprises;

Thence turning to the left and running on a bearing of N 17 00’ E a distance of 776.5 feet along the easterly line of said Lot 3 Attitash Enterprises, to the point of beginning.

Including, with Parcels One through Seventeen above, the premises conveyed to Mt. Attitash Lift Corporation from the Town of Bartlett as described in the deed dated December 18, 1992 and recorded in the Carroll County Registry of Deeds in Book 1514, Page 303 as follows:

A portion of a certain tract or parcel of land conveyed to the Town of Bartlett for highway purposes located in Bartlett, Carroll County, New Hampshire, being a strip of land sixty-six (66) feet in width, particularly bounded and described as follows:

1.Beginning at a point on the center line of the Town Road serving Alpine Village Subdivision (Section A), being the point opposite the West line of the said Subdivision Section A;

2.Thence running along the center line in a Westerly direction described in the below-referenced deed into the Town as running North 89 West and being 192.5 feet from the center of the Maine Central Railroad right-of-way for a distance of approximately 1,810,.35 feet;

3.Thence turning and running Northerly along the center line of the former Town road across the railroad and to Route 302, this portion of the center line running parallel to the Westerly said line of the cemetery lot of the Roman Catholic Church and 33 feet Westerly from said cemetery lot line. Excepting and reserving the rights of the railroad.

Meaning and intending to convey a portion of the tract or parcel of land conveyed by Bartlett Recreation Development Corporation for highway purposes by deed recorded in the Carroll County Registry of Deeds, Book 367, Page 336. Excepting and reserving from that said conveyance the portion of the tract that is the Town road leading from Route 302 at a point beginning on the Southerly edge of Route 302, 158 feet Westerly of an iron stake also near the Southerly edge of Route 302 and running Westerly to the point opposite the West side line of Alpine Village Subdivision Section A, the point of beginning of the conveyance herein to Mt. Attitash Lift Corporation as above described.

ALSO including, with Parcels One through Seventeen above, the premises conveyed to Mt. Attitash Lift Corporation from the Town of Bartlett as described in the deed dated December 18, 1992 and recorded in the Carroll County Registry of Deeds in Book 1514, Page 305 as follows:

A certain tract or parcel of land situated in said Town of Bartlett, Carroll County, New Hampshire, which tract of land is sixty-six (66) feet in width, and the center line of said tract is bounded and described as follows:

Beginning at a point at land now or formerly of Curry Co., Inc. and George McHenry Seeman, which point is located South 18 30’ West of the Southwest corner of Lot #158 now or formerly of Robert E. Bowers, Trustee of Attitash Investment Trust, and which corner is also the Southeast corner of Lot #1 of subdivision of Curry Co., Inc. and George McHenry Seeman; thence South 18 30’ West six hundred and twenty eight (628) feet to a point; thence turning and running South 89 East fourteen hundred and fifty (1450) feet to a point, which point is located 33 feet Westerly of land of Mt. Attitash Lift Corporation; thence turning and running North 18 30 minutes East 628 feet to a point thence turning and running North 89 West 1450 feet to the point of beginning.

The premises described above are shown on the plan entitled “A Portion of Property of Attitash Investment Trust, Subdivision Plan: Area “B” revised September, 1965” by Thaddeus Thorne.

EXCEPTING from the above described Parcels One through Seventeen the following:

a.)Premises described in quitclaim deed of L.B.O. Holding, Inc. to LBO Hotel Co. dated June 28, 1996, and recorded in Book 1662, Page 425, of the Carroll County Registry of Deeds; as affected by the Corrective Deed dated July 12, 1996 and recorded at Book 1666, Page 745; and further affected by the Deed dated September 29, 1996 and recorded at Book 1674, Page 469, and being more particularly described as follows:

A certain tract or parcel of land located in Bartlett, Carroll County, New Hampshire, being shown as parcel 2 on a Plan of Land entitled “Subdivision Plat Grand Summit Hotel at Attitash property of L.B.O. Holding Company, Inc. Bartlett, NH”, said Plan being dated March 7, 1996, revised through July 11, 1996, and recorded in the Carroll County Registry of Deeds in Book 157, Page 17. Said premises are more particularly bounded and described as follows:

Commencing at a point which is S 02 06’ 56” E a distance of 382.52 feet from a State of New Hampshire Railroad right-of-way; thence, said point being the northeasterly most corner of the premises described herein; thence

N 88 22’ 05” W a distance of 1,375.44 feet to a point; thence

S 01 37’ 55” W a distance of 440.33 feet to a point; thence

S 88 22’ 05” E a distance of 155.03 feet to a point; thence

S 01 37’ 55” W a distance of 451.82 feet to a point; thence

S 88 22’ 05” E a distance of 1,325.41 feet to a point; thence

N 01 37’ 55” E a distance of 550 feet to a point; thence

N 88 22’ 05” W a distance of 105 feet to a point; thence

N 01 37’ 55” E a distance of 342.15 feet to the point of beginning.

b.)Premises described in warranty deed from L.B.O. Holding, Inc. to River Run Company, Inc., dated October 21, 2003, recorded at Book 2225, Page 850 of the Carroll County Registry of Deeds, being Lot 1 on  Plan entitled “Property of Mount Attitash Lift Corporation Proposed Two Lot Subdivision” as prepared by Thaddadeus Thorne-Surveys, Inc., dated January 25, 1990 and revised July 26, 1999, recorded in said Registry in Plan Book 168, Page 13, being more particularly described as follows:

Beginning at a point at the southwest corner of Lot 1, situated on the northerly sideline of Route 302 as shown on a plan entitled, “Property of Mt. Attitash Lift Corporation, Proposed Two Lot Subdivision, Bartlett, New Hampshire,” as surveyed by Thaddeus Thorne-Surveys, dated August 19, 1989 and revised to July 26, 1999, said point being the southeast corner of land now or formerly of Howard and Dorothy Webster, and as stated, the southwest corner of the parcel herein described, said point also being 4.1 feet on a bearing of North 16 33’ 49” East FROM a stone bound;

Thence continuing on a bearing of North 16 33’ 49” East a distance of 815.92 feet along said land now or formerly of Webster to an iron pipe found;

Thence continuing on the same bearing of North 16 33’ 49” East, a distance of 46.49 feet still along said Webster to an iron rebar set, said rebar being a northwesterly corner of Lot 2 and its Conservation Easement, and the northwest corner of the parcel  herein described;

Thence, turning to the right and running on a bearing of South 34 29’ 51” East, a distance of 172.77 feet along said Lot 2/Conservation Easement to an iron rebar set;

Thence turning slightly to the left and running on a bearing of South 54 46’ 26” East, a distance of 181.61 feet still along said Lot 2/Conversation Easement to an iron rebar set;

Thence turning slightly to the right and running on a bearing of South 12 52’ 57” East, a distance of 449.11 feet still along said Lot 2/Conservation Easement to an iron rebar set;

Thence, turning to the left and running on a bearing of South 86 59’ 46” East, a distance of 124.98 feet still along said Lot 2/Conservation Easement to an iron rebar;

Thence, turning slightly to the right and running on a bearing of South 61 42’ 44” East, a distance of 146.60 feet still along said Lot 2/Conservation Easement to an iron rebar set;

Thence turning slightly to the left and running on a bearing of South 82 47’ 57” East, a distance of 200.14 feet still along said Lot 2/Conservation Easement to an iron rebar corner, said rebar being a southwesterly corner of Lot 2 and the northeast corner of the parcel herein described;

Thence, turning to the right and running on a bearing of South 02 34’ 32” East, a distance of 222.92 feet along the westerly line of said Lot 2, but no longer its Conservation Easement to a point on the aforementioned northerly sideline of Route 302, said point being a southwest corner of the said Lot 2 and the southeast corner of the parcel herein described;

Thence, turning to the right and running on a bearing of North 79 47’ 12” West, a distance of 831.50 feet along said northerly sideline of Route 302 to a point;

Thence running in a generally westerly direction along a curve having a radius of 3360.11 feet, an arc distance of 165.54 feet still along said sideline of Route 302 to a point;

Thence, continuing on a bearing of North 82 36’ 34” West, a distance of 73.82 feet along said sideline of Route 302 to the point of beginning.

c.)Premises described in a deed by L.B.O. Holding, Inc. to Bearfoot Creek, LLC, dated July 2, 2004, recorded at Book 2315, Page 670 of said Registry, more particularly described as follows:

A certain tract or parcel of land located in Bartlett, Carroll County, New Hampshire, being shown as “Proposed BLA, 121, 490 square feet, 2.79 acres” on a plan of land entitled “Boundary Line Adjustment, Properties of Cheboygan Properties, LLC and of LBO Holding, Inc., Route 302, Bartlett, New Hampshire,” prepared by Thaddeus Thorne-Surveys, Inc., dated February 27, 2004, as revised through June 14, 2004, recorded at Plan Book 208, Page 58 in the Carroll County Registry of Deeds, and being more particularly bounded and described as follows:

Beginning at a stone bound corner situate on the northerly property line of L.B.O. Holding, Inc., as shown on a plan entitled “Boundary Line Adjustment, Properties of Cheboygan Properties, LLC and of LBO Holding, Inc., Route 302, Bartlett, New Hampshire,” prepared by Thaddeus Thorne-Surveys, Inc., dated February 27, 2004, as revised through June 14, 2004, said stone bound corner being the southeast corner of land of Richard and Sharon Capistran (Lot 8 Alpine Village), the southwest corner of land of Bearfoot Creek, LLC and the northwest corner of the parcel herein described;

Thence running on a bearing of South 81 41’ 50” East, a distance of 777.93 feet along the south line of said land of Bearfoot Creek, LLC to an iron pipe reference corner near the bank of Stoney Brook, thence continuing on the same bearing of South 81 41’ 50” East, a distance of 36 feet more or less down the stream bank to a point at the center of said Stoney Brook at the west line of land of Mountainside-on-Attitash, said point being the southeast corner of land of Bearfoot Creek, LLC and the northeast corner of the parcel herein described;

Thence turning to the right and running down the center of Stoney Brook on a reference line of South 03 24’ 17” West, a distance of 284.94 feet along said western line of land of Mountainside-on-Attitash to a point; thence, continuing down the center of Stoney Brook on a reference line of South 01 03’ 20” East, a distance of 219.06 feet still along said western line of Mountainside-on-Attitash to a point near the existing ski trail bridge, said point being the northeast corner of the remaining land of said L.B.O. Holding, Inc., and the southeast corner of the parcel herein described;

Thence turning to the right and running on a bearing of South 67 45’ 25” West, a distance of 89.00 feet along remaining land of said L.B.O. Holding, Inc., to a point;

Thence turning to the right and running on a bearing of North 60 47’ 05” West, a distance of 30.73 feet along said remaining land of L.B.O. Holding, Inc. to a point;

Thence turning to the right and running on a bearing of North 14 15’ 02” East, a distance of 171.79 feet along said remaining land of L.B.O. Holding, Inc., to a point;

Thence turning slightly to the left and running on a bearing of North 23 02’ 19” West, a distance of 224.31 feet along said remaining land of L.B.O. Holding, Inc., to a point;

Thence turning slightly to the left and running on a bearing of North 65 55’ 47” West, a distance of 586.04 feet along said remaining land of L.B.O. Holding, Inc., to a point;

Thence turning to the left and running on a bearing of South 27 54’ 45” West, a distance of 76.00 feet along said remaining land of L.B.O. Holding, Inc., to a point;

Thence turning to the right and running on a bearing of North 69 42’ 52” West, a distance of 90.16 feet along said remaining land of L.B.O. Holding, Inc., to a point, said point being the southwest corner of the parcel herein described;

Thence turning to the right and running on a bearing of North 15 18’ 26” East, a distance of 65.99 feet along said remaining land of L.B.O. Holding, Inc., to the stone bound corner of beginning.

d.)Premises described in the deed from L.B.O. Holding, Inc. to Whites Ledges Realty, Inc. dated July 6, 2006 and recorded in the Carroll County Registry of Deeds in Book 2546, Page 792 bounded and described as follows:

A certain tract or parcel of land located northerly of U.S. Route 302 and the former Maine Central Railroad, in the Town of Bartlett, County of Carroll, State of New Hampshire, identified as Parcel B on a plan entitled “Boundary-Line Adjustment Plan and Golf-Course Easements Plan between properties of L.B.O. Holding, Inc. & Whites Ledges Realty, Inc. located in Bartlett, New Hampshire” prepared by H. E. Bergeron Engineers, dated June 8, 2005, as revised and recorded in the Carroll County Registry of Deeds in Book 214, Pages 95 and 96,  (the “Plan”), said Parcel B being more particularly bounded and described as follows:

Beginning at a rebar with HEB disk set on the north sideline of state highway U.S. Route 302, at the southeast corner of land of Bartlett Cemetery Association, and at a southwest corner of the premises herein described;

Thence bearing the following courses by said land of Bartlett Cemetery Association:

N 04°59'06" W 338.84 ft. to a Thorne Surveys cap on a metal fence post found at the end of a chain-link fence;

Thence S 80°25'27" W 250.94 ft. to an HEB disk on rebar set;

Thence S 80°19'20" W 413.49 ft. to an HEB disk on rebar set;

Thence following along land being retained by the L.B.O. Holding, Inc., N 72°53'13" E 280.00 ft. to an HEB disk on rebar set;

Thence N 18°00'00" E 240.00 ft. to an HEB disk on rebar set (Point A on said Plan);

Thence N 09°00'00" W, descending into an old river channel, 350.00 ft. to a point;

Thence N 87° 38’00” E, ascending out of said old river channel, 25.00’ to an HEB disk on rebar set as an off-set monument to said point;

Thence N 87°38'00" E 590.00 ft. to an HEB disk on rebar set;

Thence N 46°00'00" E 180.00 ft. to an HEB disk on rebar set;

Thence N 20°00'00" E 400.00 ft. to an HEB disk on rebar set;

Thence S 82°11'08" E 261.79 ft. to a rebar with Thorne Surveys cap found on the west line of land now or formerly of White’s Ledges Realty, Inc.;

Thence by said other land now or formerly of Whites Ledges Realty, Inc. 575.90 ft. to an HEB disk on rebar set at the northwest corner of another portion of said land now or formerly of White’s Ledges Realty, Inc., also at the northwest corner of Golf-Course Easement Area C1 as shown on said Plan;

Thence S 00°52'16" W, by said other land of Whites Ledges Realty, Inc. and by said Easement Area C1, 93.85 ft. to Point B as shown on said Plan;

Thence by the same course, along said other land of Whites Ledges Realty, Inc., 578.52 ft. to a point on the north line of a former Maine Central Railroad right-of-way, lying N 00° 52’ 16” E 0.35 ft. from a rebar with Thorne Surveys cap found;

Thence S 73° 38' 05" W by said railroad sideline, 451.80 ft. to an HEB disk on rebar set on the north sideline of said state highway U.S. Route 302;

Thence westerly by said state highway sideline, with a curve to the left with a radius of 933.00 ft. (chord N 89°35'29" W, 290.18 ft.), an arc distance of 291.36 ft., to the point of beginning.

e.)Premises described in the deed from Clifton R. Garland to the State of New Hampshire dated March 30, 1955 and recorded in said Registry of Deeds in Book 304, Page 18.

f.)Premises described in the deed from Mt. Attitash Lift Corporation to Armando G. Russo, et al, dated March 20, 1986 and recorded in said Registry of Deeds in Book 1234, Page 357.

Parcel Eighteen

A certain tract or parcel of land located northerly of U.S. Route 302 in the Town of Bartlett, County of Carroll and State of New Hampshire, identified as Parcel A on a plan entitled “Boundary-Line Adjustment Plan and Golf-Course Easements Plan between properties of L.B.O. Holding, Inc. & White’s Ledges Realty, Inc. located in Bartlett, New Hampshire” prepared by H.E. Bergeron Engineers, dated June 8, 2005, as revised, and recorded at the Carroll County Registry at Plan Book 214, Pages 95 and 96 (the “Plan”), said Parcel A being more particularly bounded and described as follows:

Beginning at an HEB disk on rebar (which replaced a bent rebar found), said rebar marking the northwesterly corner of land now or formerly of River Run Condominium and located on a course of North 04º 19' 45" East a distance of 900.00 feet (along the westerly sideline of said land of River Run Condominium) from the northerly sideline of land of the State of New Hampshire (formerly of Maine Central Railroad Co.); thence turning and running along other land of the Grantor, Whites Ledges Realty, Inc., the following courses and distances:

South 55º 11' 50" West, a distance of 677.12 feet to a point; thence

North 84º 15' 26" West, a distance of 315.46 feet to a point; thence

South 58º 29' 44" West, a distance of 234.10 feet to a point; thence

South 64º 42' 09" West, a distance of 274.63 feet to a point in the easterly sideline of Parcel B as shown on said plan, said point marking the southwesterly corner of Parcel A as shown on said Plan, herein conveyed;

Thence turning and running North 00º 52' 16" East, along the easterly sideline of Parcel B as shown on said Plan a distance of 575.90 feet to a 5/8" rebar w/ Thorne cap found flush (held);

Thence continuing on a course of North 00º 52' 16" East along other land of the Grantee, L.B.O. Holding, Inc., a distance of 285.36 feet to a 0.4' tall 5/8" rebar w/ Thorne cap found;

Thence continuing on a course of North 00º 52' 16" East, still along other land of the Grantee, L.B.O. Holding, Inc., a distance of 211.21 feet to a point at the thread of the Saco River, said point marking the northwesterly corner of Parcel A herein conveyed;

Thence turning and running in an easterly direction along the thread of the Saco River, as it trends, to a point, said point being on a direct course tie of North 75º 07' 34" East, a distance of 503.91 feet from the last mentioned point;

Thence running in a northeasterly direction along the thread of the Saco River, as it trends, to a point, said point being on a direct course tie of North 56º 13' 08" East, a distance of 621.84 feet from the last mentioned point;

Thence continuing in a northeasterly direction along the thread of the Saco River, as it trends, to a point, said point being on a direct course tie of North 36º 25' 42" East, a distance of 351.26 feet from the last mentioned point;

Thence running in an easterly direction along the thread of the Saco River, as it trends, to a point, said point being on a direct course tie of South 86º 33' 17" East, a distance of 389.88 feet from the last mentioned point;

Thence continuing in an easterly direction along the thread of the Saco River, as it trends, to a point at the northeasterly corner of Parcel A herein conveyed, said point being on a direct course tie of North 88º 14' 21" East, a distance of 438.75 feet from the last mentioned point;

Thence turning and running South 00º 16' 47" East, along the westerly sideline of other land now or formerly of L.B.O. Holding, Inc., a distance of 1008.86 feet to a 0.85' tall 3/4" rebar w/ Thorne cap found, said rebar marking the southeasterly corner of Parcel A herein conveyed;

Thence turning and running South 73º 45' 18" West along the northerly sideline of land now or formerly of River Run Condominium a distance of 774.58 feet to the HEB disk on rebar at the point and PLACE OF BEGINNING.

Parcel Nineteen

A certain condominium unit known as Unit No. 1 (the “Commercial Unit”) in Grand Summit Hotel and Crown Club at Attitash/Bear Peak, a Condominium, located in Bartlett, Carroll County, State of New Hampshire, said Condominium having been established pursuant to N.H. R.S.A. 356-B by a Declaration of Condominium dated March 28, 1997, and recorded in the Carroll County Registry of  Deeds at Book 1692, Page 989, amended by Amendment of Declaration dated March 20, 2002, recorded at Book 2010, Page 12 (Such Declaration, as amended, shall hereinafter be referred to as the “Declaration”), as shown on the Site and Floor Plans entitled “Grand Summit Hotel and Crown Club Attitash/Bear Peak, A Condominium” recorded in the Carroll County Registry of Deeds at Plan Number Plan Book 159, Page 53 through 65; and as also shown on a site plan recorded at Plan Book 174, Page 54, and a floor plan recorded at Plan Book 201, Page 28, together with a 29.02547% interest in the Common Area appurtenant to said Unit as defined and described in said Declaration, as said Declaration has been and may be further amended.

Parcel Twenty

Land in Bartlett, Carroll County, New Hampshire, located on the southerly side of Route 302 and shown as Lot No. 41 on Subdivision Plan, Land of Attitash Investment Trust, Bartlett, New Hampshire, Area “A”, Robert T. Holloran, Architect & Engineer, dated June 1, 1963, recorded in the Carroll County Registry of Deeds, Ossipee, New Hampshire, Plan Book 6, Page 83.

Parcel Twenty-One

Certain tracts or parcels of land situate in the Town of Bartlett, County of Carroll, State of New Hampshire, in that part of the Town of Bartlett known as Alpine Village, more particularly bound and described as follows:

Parcel 1:

Lot A1-Beginning at an iron pipe set as shown on a plan entitled “Attitash Investment Trust, Alpine Village, proposed 3 Lot Subdivision”, as surveyed by Thaddeus Thorne-Surveys, Inc., Center Conway, New Hampshire, July, 1984, revised to October 9, 1984, recorded at the Carroll County Registry of Deeds at Plan Book 72, Page 61, said iron pipe being the northeast corner of Lot A1 and being situate on the westerly sideline of a 50-foot right-of-way;

Thence, continuing along the westerly sideline of said right-of-way on a bearing of South 00 31’ 40” West, a distance of 248.39 feet to an iron pipe set; said iron pipe being the northeast corner of Lot A2 and the southeast corner of Lot A1 herein described;

Thence, turning to the right and running on a bearing of South 80 10’ 00” West, a distance of 146.74 feet along the northerly line of Lot A2 to an iron pipe set; said iron pipe being the northwest corner of Lot A2 and the southwest corner of Lot A1 herein described;

Thence turning to the right and running on a bearing of North 00 35’ 20” West, a distance of 224.35 feet along land now or formerly of Mt. Attitash Lift Corp., to an iron pipe set on the southerly sideline of a 66 foot right-of-way; said iron pipe being the northwest corner of Lot A1 herein described;

Thence, turning to the right and running on a bearing of North 71 47’ 40” East, a distance of 157.05 feet to the bound of beginning;

The above described Lot A1 is said to contain 0.80 acre.

Parcel 2

Lot A2-Beginning at an iron pipe corner as shown on a plan entitled “Attitash Investment Trust, Alpine Village, proposed 3 Lot Subdivision”, as surveyed by Thaddeus Thorne-Surveys, Inc., Center Conway, New Hampshire, July, 1984, revised to October 9, 1984, recorded at Carroll County Registry of Deeds at Plan  Book 72, Page 61, said iron pipe being the southeast corner of Lot A1 and the northeast corner of Lot A2 herein described; and being situate on the westerly sideline of a 50 foot right-of-way;

Thence, running along the westerly sideline of said 50 foot right-of-way on a bearing of South 00 31’ 40” West, a distance of 245.59 feet to an iron pipe set; said iron pipe being the northeast corner of Lot A3 and the southeast corner of Lot A2 herein described;

Thence, turning to the fight and running on a bearing of South 77 03’ 40” West, a distance of 143.35 feet along the northerly line of Lot A3 to an iron pipe set; said iron pipe being the northwest corner of said Lot A3 and the southwest corner of Lot A2 herein described;

Thence, turning to the right and running a bearing of North 00 35’ 20” West, a distance of 252.62 feet along land now or formerly of Mt. Attitash Lift Corp., to an iron pipe set, said iron pipe being the southwest corner of Lot A1 and the northwest corner of Lot A2 herein described;

Thence, turning to the right and running on a bearing of North 80 10’ 00” East, a distance of 146.74 feet along the southerly line of Lot A1 to the bound of beginning.

The above described Lot A2 is said to contain 0.81 acre.

Parcel 3

Lot A3-Beginning at an iron pipe corner as shown on a plan entitled “Attitash Investment Trust, Alpine Village, proposed 3 Lot Subdivision”, as surveyed by Thaddeus Thorne-Surveys, Inc., Center Conway, New Hampshire, July, 1984, revised to October 9, 1984, recorded at Carroll County Registry of Deeds at Plan Book 72, Page 61, said iron pipe being situate on the westerly sideline of a 50 foot right-of-way and being the southeast corner of Lot A2 and the northeast corner of Lot A3 herein described;

Thence, running on a bearing of South 00 31’ 40” West, a distance of 11.27 feet to an iron pipe set on the sideline of the aforementioned 50 foot right-of-way;

Thence, turning to the left and running on a bearing of North 79 43’ 40” East, a distance of 53.81 feet to an iron pipe set; said iron pipe being the northwest corner of land now or formerly of Morrell and the northeast corner of Lot A3 herein described;

Thence, turning to the right and running on a bearing of South 10 16’ 20” East, a distance of 175.00 feet along the westerly line of said Morrell, to an iron pipe found; said iron pipe being the southwest corner of said Morrell and the southeast corner of Lot A3 herein described;

Thence, turning to the right and running on a bearing of South 79 43’ 40” West, a distance of 225.50 feet along land now or formerly of Mt. Attitash Lift Corp. to an iron pipe set; said iron pipe being the southwest corner of Lot A3 herein described;

Thence, turning to the right and running on a bearing of North 00 35’ 20” West, a distance of 182.00 feet along land of said Mt. Attitash Lift Corp., to an iron pipe set; said iron pipe being the southwest corner of Lot A2 and the northwest corner of Lot A3 herein described;

Thence, turning to the right and running on a bearing of North 77 03’ 40” East, a distance of 143.35 feet to the bound of beginning.

The above described Lot A3 is said to contain 0.87 acre.

Parcel Twenty-Two

The land in Bartlett, Carroll County, New Hampshire, located on the southerly side of Route 302 and shown as Lot No. 32 on Subdivision Plan, land of Attitash Investment Trust, Bartlett, New Hampshire, Area “A”, Robert T. Holloran, Architect & Engineer, dated June 1, 1963, recorded in the Carroll County Registry of Deeds, Ossipee, New Hampshire, Plan Book 6, Page 83, and as more particularly shown on plan recorded at Carroll County Registry of Deeds at Plan Book 72, Page 61.

Parcel Twenty-Three

A certain tract or parcel of land with any improvements thereon situated in Bartlett, County of Carroll, State of New Hampshire, more particularly bounded and described as follows:

Commencing at the southwesterly corner of the premises on the northerly side of Route 302, which corner is the southeasterly corner of the premises formerly of John W. Hutchinson and now of Mt. Attitash Lift Corporation; thence in an easterly direction by said Route 302, a distance of 228 feet, more or less, to land now or formerly of Mt. Attitash Lift Corporation; thence in a northerly direction by said Mt. Attitash Lift Corporation land to the Saco River; thence in a northerly or westerly direction by the Saco River to the northeasterly corner of said Mt. Attitash Lift Corporation; thence in a southerly direction by said Mt. Attitash Lift Corporation land to the land of the Maine Central Railroad; thence continuing in a southerly direction by other land of said Mt. Attitash Lift Corporation to the northerly side of Route 302 at the point of beginning.

Meaning and intending to describe the same premises conveyed to Attitash Associates to Mt. Attitash Lift Corporation by deed dated September 15, 1977 and recorded in said Registry of Deeds in Book 645, Page 77.

Parcel Twenty Four

A certain tract or parcel of land situated in Bartlett, County of Carroll, State of New Hampshire, more particularly described as follows:

Commencing at the southwesterly corner of the premises at the southeasterly corner of the premises conveyed to Marjorie Hyde of the northerly side of Route 302; thence running in an easterly direction by Route 302 to land now or formerly of John Smith; thence in a northerly direction by land of said Smith and land now or formerly of W.J. Chandler to the Saco River; thence following the Saco River in a northerly or westerly direction to the northeasterly corner of premises conveyed to said Hyde; thence in a southerly direction by land conveyed to said Hyde to the point of beginning.

Being the same premises conveyed to Mt. Attitash Lift Corporation by deed dated December 18, 1977 and recorded in said Registry of Deeds in Book 691, Page 45.

Parcel Twenty-Five

The land in Bartlett, Carroll County, New Hampshire, located on the southerly side of Route 302 and shown as Lot No. 3A, on Subdivision Plan, Land of Attitash Investment Trust, Bartlett, New Hampshire, Area “A”, Robert T. Holloran, Architect & Engineer, dated June 1, 1963, and recorded in said Registry of Deeds in Plan Book 6, Page 83.

Being the same premises described in the deed from Robert E. Bowers, Trustee of Attitash Investment Trust to Mt. Attitash Lift Corporation dated January 5, 1979 and recorded in said Registry of Deeds in Book 734, Page 110.

Parcel Twenty-Six

A certain tract or parcel of land situated in Bartlett, County of Carroll and State of New Hampshire, bounded and described as follows:

Beginning at the Southeast Corner, on the right of way of the Maine Central Railroad, thence running North on the line of the wire fence o the bank to the bed of the Saco River, thence running West on said land now or formerly of Chandler to land of said Maine Central Railroad, thence running East on said bound of Maine Central Railroad to point of beginning.

The bound of said Saco River is determined by course of said River as it now is in this year 1930. A right-of-way to said property over Intervale Road leading from Riverside Drive also right-of-way over said Riverside Drive is hereby conveyed.

Being the same premises conveyed to Mt. Attitash Lift Corporation form George F. Bagley, Jr. and Anna Marie Bagley by deed dated July 18, 1979 and recorded in said Registry of Deeds in Book 752, Page 487.

Parcel Twenty-Seven

A certain piece or parcel of land situate in said Bartlett, Carroll County and State of New Hampshire, known as Lot 2, Property of Richard Garland, on Proposed 2 Lot Subdivision on the Survey of Thaddeus Thorne-Surveys, Inc., dated January 21, 1984, and bounded and described as follows:

Beginning at an iron pin, to be set, on the Northerly side of Route 302; thence North 9 39’ West, Sixty-Three and Seven Tenths (63.7) Feet to the land of the Maine Central Railroad at an iron pin, to be set; thence South 88 30’ East, along the course of the Maine Central Railroad, Nine Hundred Five (905) Feet to an iron pin at the Northwest corner of land now or formerly of Russo; thence South 21 50’ West, along said Russo land, One Hundred Ninety and Five Tenths (190.5) Feet to an iron pin; thence North 80 21’ West along the Northerly side of Route 302, Eight Hundred Fifty-Four (854) Feet to the point of beginning.

Said Lot 2 is said to contain Two and Fifty-Eight Hundredths (2.58) Acres.

Being the same premises described in the deed from Richard Garland to Mt. Attitash Lift Corporation dated April 30, 1984 and recorded in said Registry of Deeds in Book 938, Page 127.

Parcel Twenty-Eight

A certain tract or parcel of land with the buildings thereon, situated in the Town of Bartlett, County of Carroll and State of New Hampshire and more particularly bounded and described as follows:

Beginning at a point on the Northerly side of the Maine Central Railroad, said bound of beginning being located one hundred thirty-two and three tenths (132.3) feet from the Southeast corner of the dwelling of the Grantor; thence, North 7 18’ East along land of the Grantor a distance of three hundred seventy-eight and eight tenths (378.8) feet to a point on the top of a banking; thence North 62 16’ West a distance of two hundred eleven (211) feet along other land of the Grantor to a point on the top of said banking; thence, the Northerly side of the State Highway (Route 302); thence, Easterly along the Northerly side of said highway; thence, along the Northerly side of said Maine Central Railroad to the bound of beginning.

Being the same premises described in the deed from Harry Rogers to Mt. Attitash Lift Corporation dated March 15, 1986 and recorded in said Registry of Deeds in Book 1081, Page 331.

Parcel Twenty-Nine

The land in Bartlett, Carroll County, New Hampshire, located on the southerly side of Route 302 and shown as Lot No. 27 on subdivision Plan, Land of Attitash Investment Trust, Bartlett, New Hampshire, Area “A”, Robert T. Holloran, Architect & Engineer, dated June 1, 1963 and recorded in said Registry of Deeds in Plan Book 6, Page 83.

Being the same premises described in the deed from Thomas C. Franco and Irene S. Franco to Mt. Attitash Lift Corporation dated September 25, 1987 and recorded in said Registry of Deeds in Book 1262, Page 499.

Parcel Thirty

A certain piece or parcel of land, with any improvements thereon, located on the Southerly side of Route 302 in the Town of Bartlett, County of Carroll and State of New Hampshire and being more particularly bounded and described as follows:

Beginning at an iron pipe on the highway at line of Attitash Lift Corporation; thence, Southerly on line of said Attitash Lift, one hundred fifty-five (155) feet to an iron pipe; thence turning and running Westerly parallel to highway, one hundred thirty (130) feet to an iron pipe; thence turning and running Northerly parallel to first described line one hundred fifty-five (155) feet to an iron pipe on line of highway; thence turning and running Easterly along highway one hundred thirty (130) feet to an iron pipe at the point and place of beginning.

Also conveying the following right-of-way as conveyed by Lyman O. Garland and Bertha Garland to John Boron by Quitclaim Deed dated April 8, 1970 and recorded in said Registry of Deeds in Book 472, Page 175.

Being the same premise described in the deed from Seemann, Inc. to Mt. Attitash Lift Corporation dated July 29, 1987 and recorded in said Registry of Deeds in Book 1263, Page 253.

Right of First Refusal (Mount Attitash)Page S-5